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                                                                   Exhibit 10.22

Loan No. C-332339 District of Columbia

RECORDING REQUESTED BY

_______________________________

WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI  53202
Attn:  Rosemary Poetzel

                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
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                      CONSOLIDATED, AMENDED AND RESTATED
                     DEED OF TRUST AND SECURITY AGREEMENT
                     ------------------------------------

            (SECURES NEW INDEBTEDNESS IN THE AMOUNT OF $13,700,000)

          THIS CONSOLIDATED, AMENDED AND RESTATED DEED OF TRUST AND SECURITY AGREEMENT, (this "Deed of Trust") Made as of March 19, 1999 between CARR REALTY, L.P., a Delaware limited partnership, whose address is c/o CarrAmerica Realty Corporation, 1850 K Street, Suite 500, Washington, DC 20006, herein called "Grantor"; WILLIAM H. NORTON, whose address 1133 20th Street NW, Suite 600, Washington. DC 20036, herein called "Trustee"; and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose address is 720 East Wisconsin Avenue, Milwaukee, WI 53202, herein called "Beneficiary."

                                  WITNESSETH:

          WHEREAS, Beneficiary is, on the date of delivery hereof, the owner and holder of the following deeds of trust (hereinafter referred to as "Prior Deeds"):

          1. Deed of Trust and Security Agreement dated as of February 1, 1993 executed by Grantor to Patrick H. McGuire, III, as trustee, given to secure a certain Promissory Note of even date therewith in the face amount of $80,000,000.00 made by Grantor and payable to the order of Beneficiary, which Deed of Trust and Security Agreement was recorded among the land records of the District of Columbia on February 16, 1993 as Instrument No. 10820 and amended by (A) that certain First Amendment to Deed of Trust dated as of September 16, 1993 between Grantor, Beneficiary and William H. Norton, as substitute trustee, and recorded on September 20, 1993 among the land records of the District of Columbia as Instrument No. 62213, (B) that certain Second Amendment to Deed of Trust dated as of April 15, 1994 among Grantor, Beneficiary and William
               H. Norton, as substitute trustee, and recorded on May 3, 1994 among the land records of the District of
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               Columbia as Instrument No. 36213, and (C) that certain Third
               Amendment to Deed of Trust dated as of June 8, 1994 among Grantor, Beneficiary and William H. Norton, as substitute trustee, and recorded on June 9, 1994 among the land records of the District of Columbia as Instrument No. 47555;

          2. Deed of Trust and Security Agreement dated as of September 16, 1993 executed by Grantor to William H. Norton, as trustee, which is an indemnity deed of trust given to secure a certain Promissory Note of even date therewith in the amount of $40,000,000.00 made by Carr Realty Square 106 Partnership, a Delaware general partnership hereinafter referred to as "Square 106," and payable to the order of Beneficiary, which was recorded among the land records of the District of Columbia on September 20, 1993 as Instrument No. 62211;

          3. Deed of Trust and Security Agreement dated April 15, 1994 from Grantor to William H. Norton, as trustee, for the benefit of Beneficiary, which is an indemnity deed of trust given to secure a certain Promissory Note of even date therewith in the original principal amount of $10,000,000 made by Square 106 and payable to the order of Beneficiary, which Deed of Trust and Security Agreement was recorded on May 3, 1994 among the land records of the District of Columbia as Instrument No. 36212; and

          4. Amendment, Restatement and Consolidation of Deeds of Trust and Security Agreements dated October 12, 1995 from Grantor to William H. Norton, as trustee, for the benefit of Beneficiary, given to secure a certain Promissory Note of even date therewith in the original principal amount of $40,000,000 made by Grantor and payable to the order of Beneficiary, which Amendment, Restatement and Consolidation of Deeds of Trust and Security Agreements was recorded on November 13, 1995 among the land records of the District of Columbia as Instrument No. 68635; and

          5. Deed of Trust and Security Agreement dated April 15, 1994 from Square 106 to William H. Norton, as trustee, for the benefit of Beneficiary, given to secure a certain Promissory Note of even date therewith in the original principal amount of $10,000,000 made by Square 106 and payable to the order of Beneficiary, which Deed of Trust and Security Agreement was recorded on May 3, 1994 among the land records of the District of Columbia as Instrument No. 36211; and

          6. Deed of Trust and Security Agreement dated September 16, 1993 from Square 106 to William H. Norton as trustee, for the benefit of Beneficiary, given to secure a certain Promissory Note of even date therewith in the original principal amount of $40,000,000 made by Square 106 and payable to the order of Beneficiary, which Deed of Trust and Security Agreement was recorded on September 20, 1993 as Instrument No. 62210; and

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          WHEREAS, Beneficiary has agreed to make an additional loan to Grantor, which loan is to be secured by the property described in the Prior Deeds;

          WHEREAS, Grantor and Beneficiary have agreed to amend the Prior Deeds to secure the said additional loan and to combine, consolidate and coordinate the liens evidenced by the Prior Deeds and to supplement, amend, modify and restate in their entireties the terms of the Prior Deeds in the manner hereinafter appearing, without affecting the lien status of the Prior Deeds;

          NOW, THEREFORE. in pursuance of said agreement and in consideration of the sum of Ten ($10.00) Dollars and other valuable consideration each to the other in hand paid, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows

          That this instrument amends, consolidates and restates the Prior Deeds in their entireties, it being the intent of Grantor by this instrument to, and Grantor does hereby, bargain, sell, grant, transfer, assign and convey unto Trustee, in trust, with power of sale and right of entry and possession, the following property (herein referred to as the "Property"):

          A. The land in the District of Columbia described in Exhibit "A" attached hereto and incorporated herein, all appurtenances thereto and all warranties of title owned by Grantor with respect thereto (which together with the items thereon described in subparagraph C below, is hereinafter referred to as the "1730 Pennsylvania Avenue Project");

          B. The land in the District of Columbia described in Exhibit "B" attached hereto and hereby incorporated within this instrument and all appurtenances thereto and all warranties of title or covenants of quiet enjoyment owned by Grantor with respect thereto (which, together with the items thereon described in subparagraph C below, is hereinafter referred to as the "International Square Project"), and

          C. All buildings and improvements now existing or hereafter erected on the land referred to above (the "Land"), all waters and water rights, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning and ventilating equipment, water and gas fixtures, all furniture and easily removable equipment, and all other fixtures of every description belonging to Grantor which are or may be placed or used upon the Land or attached to the buildings or improvements, all of which, to the extent permitted by applicable law, shall

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               be deemed an accession to the freehold and a part of the realty as between the parties hereto.

The 1730 Pennsylvania Avenue Project and the International Square Project are hereinafter individually referred to as a "Project" and collectively referred to as the "Projects."

Grantor agrees not to sell, transfer, assign or remove anything described in C above now or hereafter located on the Land without prior written consent from Beneficiary unless (i) such action does not constitute a sale or removal of any buildings or improvements or the sale or transfer of waters or water rights and
(ii) such action results in the substitution or replacement with similar items of equal value.

Without limiting the foregoing grants, Grantor hereby pledges to Beneficiary, and grants to Beneficiary a security interest in, all of Grantor's present and hereafter acquired right, title and interest in and to the Property and any and all

          D. Cash and other funds now or at any time hereafter deposited by or for Grantor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Beneficiary or a third party, or otherwise deposited with, or in the possession of, Beneficiary pursuant to the Loan Documents; and

          E. To the extent a security interest may be granted therein, surveys, soils reports, environmental reports, guaranties, warranties, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Property; and

          F. Present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Grantor on account of the Property or any of the foregoing personal property.

All personal property hereinabove described is hereinafter referred to as the "Personal Property".

If any of the Property is of a nature that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement and financing statement if permitted by applicable law and Grantor agrees to join with Beneficiary in the execution of any financing statements and to execute any other instruments that may be required for the perfection or renewal of such security interest under the Uniform Commercial Code.

TO HAVE AND TO HOLD the same unto Trustee for the purpose of securing:

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     (a) Payment to the order of Beneficiary of the indebtedness evidenced by a
Consolidated, Amended and Restated Promissory Note of even date herewith (and any restatement, extension or renewal thereof and any amendment thereto) executed by Grantor for the principal sum of ONE HUNDRED EIGHTY-THREE MILLION SEVEN HUNDRED THOUSAND DOLLARS, with final maturity no later than April 1, 2009 and with interest as therein expressed (which promissory note, as such instrument may be amended, restated, renewed and extended, is hereinafter referred to as the "Note");

     (b) Payment to the order of Beneficiary of the indebtedness evidenced by an Amended and Restated Promissory Note of even date herewith executed by Capitol 50 Associates, a District of Columbia joint venture ("Cap 50"), for the principal sum of THIRTY-EIGHT MILLION THREE HUNDRED THOUSAND DOLLARS, with final maturity no later than April 1, 2009 and with interest as therein expressed (which promissory note, as such instrument may be amended, restated, renewed and extended, is hereinafter referred to as the "Cap 50 Note") and secured by a lien on certain property described in that certain Amended and Restated Deed of Trust and Security Agreement of even date herewith executed by Cap 50, for the benefit of Beneficiary to be recorded in the land records of the District of Columbia (the "Cap 50 Lien Instrument");

     (c) Payment of all sums that may become due Beneficiary under the provisions of, and the performance of each agreement of Grantor contained in, the Loan Documents and the Cap 50 Loan Documents.

As used herein, "Loan Documents" means this instrument, the Note, that certain Consolidated Amended and Restated Absolute Assignment of Leases and Rents of even date herewith between Grantor and Beneficiary (the "Absolute Assignment"), that certain Certification of Borrower of even date herewith, and any other agreement entered into by Grantor and delivered to Beneficiary in connection with the indebtedness evidenced by the Note, except for any separate environmental indemnity agreement, as any of the foregoing may be amended from time to time.

As used herein, "Cap 50 Loan Documents" means the Cap 50 Lien Instrument, the Cap 50 Note, that certain Absolute Assignment of Leases and Rents of even date herewith between Cap 50 and Beneficiary (the "Cap 50 Absolute Assignment"), that certain Certification of Borrower of even date herewith, and any other agreement entered into by Cap 50 and delivered to Beneficiary in connection with the indebtedness evidenced by the Cap 50 Note, except for any separate environmental indemnity agreement as any of the foregoing may be amended from time to time

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, GRANTOR COVENANTS AND AGREES:

Payment of Debt.  Grantor agrees to pay the indebtedness hereby secured (the
---------------
"Indebtedness") promptly and in full compliance with the terms of the Loan Documents.

Ownership.  Grantor represents that it owns the Property and has good and lawful
---------
right to convey the same and that the Property is free and clear from any and all encumbrances whatsoever, except as appears in the title commitment accepted by Beneficiary. Grantor does

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hereby forever warrant and shall forever defend the title and possession thereof against the lawful claims of any and all persons whomsoever.

Maintenance of Property and Compliance with Laws.  Grantor agrees to keep the
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buildings and other improvements now or hereafter erected on the Land in good condition and repair; not to commit or suffer any waste; to comply in all material respects with all laws, rules and regulations affecting the Property; and to permit Beneficiary to enter at all reasonable times for the purpose of inspection and of conducting, in a reasonable and proper manner, such tests as Beneficiary determines to be necessary in order to monitor Grantor's compliance with applicable laws and regulations regarding hazardous materials affecting the Property.

Insurance.  Grantor agrees to keep the Property insured for the protection of
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Beneficiary and Beneficiary's wholly owned subsidiaries and agents in such manner, in such amounts and in such companies as Beneficiary may from time to time approve, and to keep the policies therefor, properly endorsed, on deposit with Beneficiary, or at Beneficiary's option, to keep certificates of insurance (Acord 27 for all property insurance and Acord 25-S for all liability insurance) evidencing all insurance coverages required hereunder on deposit with Beneficiary, which certificates shall provide at least thirty (30) days notice of cancellation to Beneficiary and shall list Beneficiary as the certificate holder, that insurance loss proceeds from all property insurance policies, whether or not required by Beneficiary, (less expenses of collection) shall, at Beneficiary's option, be applied on the Indebtedness, whether due or not, or to the restoration of the Property, or be released to Grantor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Beneficiary elects to apply the insurance loss proceeds on the Indebtedness, no prepayment privilege fee shall be due thereon.

Notwithstanding, the foregoing provision, Beneficiary agrees that if the insurance loss proceeds are less than the unpaid principal balance of the Note and if the casualty occurs prior to the last three years of the term of the Note, then the insurance loss proceeds (less expenses of collection) shall be applied to restoration of the Property to its condition prior to the casualty, subject to satisfaction of the following conditions:

          (a) There is no existing Event of Default at the time of casualty, and if there shall occur any Event of Default after the date of the casualty, Beneficiary shall have no further obligation to release insurance loss proceeds hereunder.

          (b) The casualty insurer shall not have denied liability for payment of insurance loss proceeds as a result of any act, neglect, use or occupancy of the Property by Grantor or any tenant of the Property.

          (c) Beneficiary shall be satisfied that all insurance loss proceeds so held, together with supplemental funds received from Grantor, shall be sufficient to complete the restoration of the Property. Any remaining insurance loss proceeds may, at the option of Beneficiary, be applied on the Indebtedness, whether or not due, or be released to Grantor.

          (d) If required by Beneficiary, Beneficiary shall be furnished a satisfactory

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               report addressed to Beneficiary from an environmental engineer or other qualified professional satisfactory to Beneficiary to the effect that no adverse environmental impact to the Property resulted from the casualty.

          (e) Beneficiary shall release casualty insurance proceeds as restoration of the Property progresses provided that Beneficiary is furnished satisfactory evidence of the costs of restoration and if, at the time of such release, there shall exist no Monetary Default (as hereinafter defined) and no default under the Loan Documents with respect to which Beneficiary shall have given Grantor notice pursuant to the Notice of Default provision
                                                    -----------------
               herein. If the estimated cost of restoration exceeds $250,000.00,
               (i) the drawings and specifications for the restoration shall be approved by Beneficiary in writing prior to commencement of the restoration, and (ii) Beneficiary shall receive an administration fee equal to 1% of the cost of restoration.

          (f) Prior to each release of funds, Grantor shall obtain for the benefit of Beneficiary an endorsement to Beneficiary's title insurance policy insuring Beneficiary's lien as a first and valid lien on the Property subject only to liens and encumbrances theretofore approved by Beneficiary.

          (g) Grantor shall pay all reasonable costs and expenses incurred by Beneficiary, including, but not limited to, outside legal fees, title insurance costs, third-party disbursement fees, third-party engineering reports and inspections deemed necessary by Beneficiary.

          (h) All reciprocal easement and operating agreements, if any, benefiting the Property shall remain in full force and effect between the parties thereto on and after restoration of the Property.

          (i) Beneficiary shall be satisfied that Projected Debt Service Coverage of at least 1.3 will be produced from the leasing of not more than 93% of the rentable square feet of space to former tenants or approved new tenants with leases satisfactory to Beneficiary for terms of at least five (5) years to commence not later than thirty (30) days following completion of such restoration ("Approved Leases").

          (j) All leases in effect at the time of the casualty with tenants who have entered into Beneficiary's form of Non-Disturbance and Attornment Agreement or similar agreement shall remain in full force, subject to the terms of such leases, and each tenant thereunder shall be obligated, or shall elect, to continue the lease term at full rental (subject only to abatement, if any, during any period in which the Property or a portion thereof shall not be used and occupied by such tenant as a result of the casualty).

As used herein. "Projected Debt Service Coverage" means a number calculated by dividing Projected Operating Income Available for Debt Service for the first fiscal year following restoration of the Property by the debt service during the same fiscal year under all indebtedness

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secured by any portion of the Property. For purposes of the preceding sentence,
"debt service" means the greater of (x) debt service due under all such indebtedness during the first fiscal year following completion of the restoration of the Property or (y) debt service that would be due and payable during such fiscal year if all such indebtedness were amortized over twenty-five
(25) years (whether or not amortization is actually required) and if interest on such indebtedness were due as it accrues at the face rate shown on the notes therefor (whether or not interest payments based on such face rates are required).

"Projected Operating Income Available for Debt Service" means projected gross annual rent from the Approved Leases for the first full fiscal year following completion of the restoration of the Property less:

     (A) the operating expenses of the Property for the last fiscal year preceding the casualty or the Taking, as the case may be;

     (B) a replacement reserve for future tenant improvements, leasing commissions and structural items based on not less than $3.10 per rentable square foot at the Property per annum;

     (C) the amount, if any, by which actual gross income during such fiscal period exceeds that which would be earned from the rental of 93% of the gross leasable area in the Property;

     (D) the amount, if any, by which the actual management fee is less than 3.0% of gross revenue during such fiscal period;

     (E) the amount, if any, by which the actual real estate taxes are less than $3.75 per rentable square foot at the Property per annum; and

     (F) the amount, if any, by which total operating expenses, excluding real estate taxes and replacement reserves, are less than $7.50 per rentable square foot at the Property per annum.

All projections referenced above shall be calculated in a manner satisfactory to Beneficiary.

Condemnation.  Grantor hereby assigns to Beneficiary all Condemnation Proceeds.
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As used herein "Condemnation Proceeds" means all awards and any other proceeds resulting from damage to, the taking of, or any sale or transfer in lieu of a taking of, all or any portion of the Property in connection with condemnation proceedings, the exercise of any power of eminent domain or the threat thereof (a "Taking") less reasonable expenses of collection by Grantor or Beneficiary. Condemnation Proceeds shall, at Beneficiary's option, be applied on the Indebtedness in such manner as Beneficiary shall determine, whether due or not, or to the restoration of the Property, or be released to Grantor, but such application or release shall not cure or waive any default under any of the Loan Documents. No application of Condemnation Proceeds to the Indebtedness shall reduce any monthly payments under the Note, and any application by Beneficiary against principal shall be in inverse order of when due. No

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application by Beneficiary of Condemnation Proceeds to the Indebtedness shall, except for a Taking of all or substantially all of the Property, require the payment of a prepayment fee.

Notwithstanding the foregoing provision, Beneficiary agrees that if there shall be a Taking of less than all or substantially all of the Property, the restoration or replacement of the improvements on the Land to their functional and economic utility prior to such Taking is possible and the Condemnation Proceeds from such Taking are received prior to the last three years of the term of the Note, such Condemnation Proceeds shall be applied to restoration of the Property substantially to its condition prior to the Taking or to such other condition desired by Grantor and approved by Beneficiary, subject to satisfaction of the following conditions:

          (a) There shall be no existing Event of Default (as hereinafter defined) at the time of the Taking, and if there shall occur any Event of Default after the date of the Taking, Beneficiary shall have no further obligation to release Condemnation Proceeds hereunder.

          (b) Beneficiary shall be satisfied that all Condemnation Proceeds so held, together with supplemental funds to be made available by Grantor, shall be sufficient to complete the restoration of the Property. Any remaining Condemnation Proceeds may, at the option of Beneficiary, be applied on the Indebtedness, whether or not due, or be released to Grantor.

          (c) Beneficiary shall release Condemnation Proceeds as restoration of the Property progresses if Beneficiary is furnished satisfactory evidence of the costs of restoration and, at the time of such release, there shall exist no default under the Loan Documents or the Ground Lease with respect to which Beneficiary shall have given Grantor notice pursuant to the Event
                                                                           -----
               of Default provision. If the estimated cost of restoration
               ----------
               exceeds $250,000, (i) the drawings and specifications for the restoration shall be approved by Beneficiary in writing prior to commencement of the restoration and (ii) Beneficiary shall receive an administration fee equal to 1% of the cost of restoration.

          (d) Prior to each release of funds, Grantor shall obtain for the benefit of Beneficiary an endorsement to Beneficiary's title insurance policy insuring Beneficiary's lien as a first and valid lien on the Property subject only to liens and encumbrances theretofore approved by Beneficiary.

          (e) Grantor shall pay all reasonable costs and expenses incurred by Beneficiary, including, but not limited to, outside legal fees, title insurance costs, third-party disbursement fees, third-party engineering reports and inspections deemed necessary by Beneficiary.

          (f) All reciprocal easement and operating agreements, if any, benefiting the Property shall remain in full force and effect between the parties thereto on and after restoration of the Property.

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

          (g) Beneficiary shall be satisfied that Projected Debt Service Coverage of at least 1.30 will be produced from the leasing of not more than 93% of the rentable square feet of space to former tenants or approved new tenants with Approved Leases.

          (h) All leases in effect at the time of Taking with tenants who have entered into Beneficiary's form of Non-Disturbance and Attornment Agreement or similar agreement shall remain in full force and each tenant thereunder shall be obligated, or shall elect, to continue the lease term at full rental (subject only to abatement, if any, during any period in which the Property or a portion thereof shall not be used and occupied by such tenant as a result of the Taking).

Taxes and Special Assessments.  Grantor agrees to pay before delinquency all
-----------------------------
taxes and special assessments of any kind that have been or may be levied or assessed against the Property, this instrument, the Note or the Indebtedness, or upon the interest of Trustee or Beneficiary in the Property, this instrument, the Note or the Indebtedness, and to procure and deliver to Beneficiary the official receipt of the proper officer showing timely payment of all such taxes and assessments; provided, however, that Grantor shall not be required to pay any such taxes or special assessments if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and funds sufficient to satisfy the contested amount have been deposited in an escrow satisfactory to Beneficiary.

Personal Property.  With respect to the Personal Property, Grantor hereby
-----------------
represents, warrants and covenants as follows:

     (a) Except for the security interest granted hereby, Grantor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Grantor shall notify Beneficiary of, and shall indemnify and defend Beneficiary and the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any part thereof or any interest therein.

     (b) Except as otherwise provided above, Grantor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior consent of Beneficiary.

     (c) Grantor maintains a place of business at the address set forth above in this instrument, and Grantor shall immediately notify Beneficiary in writing of any change in its place of business.

     (d) At the request of Beneficiary, Grantor shall Join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code of the jurisdiction in which the Property is located in form satisfactory to Beneficiary, and Grantor shall pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary to be necessary or desirable.

Other Liens.  Grantor agrees to keep the Property free from all other mortgage
-----------
liens and from all liens prior to the lien created hereby. The creation of any other mortgage lien, whether or not

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prior to the lien created hereby, the creation of any prior lien or the assignment or pledge by Grantor of its revocable license to collect, use and enjoy rents and profits from the Property shall constitute a default under the terms of this instrument. The term "mortgage" includes a mortgage, deed of trust deed to secure debt or any other security interest in the Property.

Leases.  Grantor represents and warrants that there is no assignment or pledge
------
of any leases of, or rentals or income from, the Property now in effect except to Beneficiary; and covenants that, until the Indebtedness is fully paid, it (i) shall not make any such assignment or pledge to anyone other than Beneficiary,
(ii) shall not, unless expressly permitted under another provision in this instrument, make any assignment or pledge to anyone of its hereinafter described revocable license to collect, use and enjoy the rents and profits, and (iii) shall not, without the prior written approval of Beneficiary, consent to a cancellation or surrender of any of said leases having at the time an unexpired term of more than two years or to a release or reduction of the liability of any party to such a lease.

In consideration of the Indebtedness, Grantor, pursuant to the Absolute Assignment has assigned to Beneficiary all of Grantor's right title and interest in said leases, including Grantor's right to collect, use and enjoy the rents and profits therefrom. Beneficiary has, in the Absolute Assignment, granted to Grantor a license to collect use and enjoy said rents and profits. Such license is revocable by Beneficiary pursuant to the terms of the Absolute Assignment.

Costs, Fees and Expenses.  Grantor agrees to pay all reasonable costs, fees and
------------------------
expenses of this trust; to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay all reasonable costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all reasonable attorney's fees and expenses of collection and enforcement in the event the Note is placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.

Failure of Grantor to Act.  If Grantor falls to make any payment or do any act
-------------------------
as herein provided, Beneficiary or Trustee may, without obligation so to do, without notice to or demand upon Grantor and without releasing Grantor from any obligation hereof: (i) make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Beneficiary or Trustee; (iii) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Beneficiary appears to be prior or superior hereto; and (iv) in exercising any such powers, pay necessary reasonable expenses, employ counsel and pay its reasonable fees. Sums so expended shall be payable by Grantor immediately upon demand with interest from date of expenditure at the Default Rate (as defined in the Note). All sums so expended by Beneficiary and the interest thereon shall be included in the Indebtedness and secured by the lien of this instrument.

Event of Default; Cross Default.  Any default by Grantor in making any required
-------------------------------
payment of the Indebtedness or any default in any provision, covenant, agreement or warranty contained in any of the Loan Documents shall, except as provided in the two immediately succeeding paragraphs, constitute an "Event of Default". Any Event of Default (as defined in the Cap 50 Lien Instrument) shall constitute an "Event of Default" under this instrument, and Beneficiary, at its option, may declare the Indebtedness due and payable at once, and may exercise or cause to be exercised all its rights and remedies under this instrument and the Cap 50 Lien Instrument concurrently or separately and in such order as Beneficiary may determine.

Notice of Default.  A default in any payment required in the Note or any other
-----------------
Loan Document, whether or not payable to Beneficiary, (a "Monetary Default") shall not constitute an Event of Default unless Beneficiary shall have given a written notice of such Monetary Default to Grantor and Grantor shall not have cured such Monetary Default by payment of all amounts in default (including payment of interest at the Default Rate, as defined in the Note, from the date of default to the date of cure on amounts owed to Beneficiary) within five (5) business days after the date on which Beneficiary shall have given such notice to Grantor.

Any other default under the Note or under any other Loan Document (a "Non-Monetary Default") shall not constitute an Event of Default unless Beneficiary shall have given a written notice of such Non-Monetary Default to Grantor and Grantor shall not have cured such Non-Monetary Default within thirty (30) days after the date on which Beneficiary shall have given such notice of default to Grantor (or, if the Non-Monetary Default is not curable within such 30-day period, Grantor shall not have (i) diligently undertaken and continued to pursue the curing of such Non-Monetary Default and (ii) deposited an amount sufficient to cure such Non-Monetary Default in an escrow account satisfactory to Beneficiary).

For purposes of this provision, written notice may be delivered personally or sent by certified mail or reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Notice shall be deemed given on the date received. Any notice which is rejected, the acceptance of which is refused or which is incapable of being delivered for any reason shall be deemed received as of the date of attempted delivery.

In no event shall the notice and cure period provisions recited above constitute a grace period for the purposes of commencing interest at the Default Rate (as defined in the Note).

Substitution of Trustee.  Beneficiary and its successors and assigns may for any
-----------------------
reason and at any time appoint a new or substitute Trustee by written appointment delivered to such new or substitute Trustee without notice to Grantor, without notice to, or the resignation or withdrawal by, the existing Trustee and without recordation of such written appointment unless notice or recordation is required by the laws of the jurisdiction in which the Property is located. Upon delivery of such appointment, the new or substitute Trustee shall be vested with the same title and with the same powers and duties granted to the original Trustee.

Appointment of Receiver.  Upon commencement of any proceeding to enforce any
-----------------------
right under this instrument, including foreclosure thereof, Beneficiary (without limitation or restriction by any present or future law, without regard to the solvency or insolvency at that time of any party liable for the payment of the Indebtedness, without regard to the then value of the Property, whether or not there exists a threat of imminent harm, waste or loss to the Property and whether or not the same shall then be occupied by the owner of the equity of redemption as a homestead) shall have the absolute right to the appointment of a receiver of the Property and of the revenues, rents, profits and other income therefrom, and said receiver shall have (in addition to such other powers as the court making such appointment may confer) full power to collect all such income and, after paying all necessary expenses of such receivership and of operation, maintenance and repair of said Property, to apply the balance to the payment of any of the Indebtedness then due.

Foreclosure.  Upon the occurrence of an Event of Default, the entire unpaid
-----------
Indebtedness shall, at the option of Beneficiary, become immediately due and payable for all purposes without any notice or demand, except as required by law (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE
------------------------------------------------------------------------------
SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Beneficiary may, in addition to
-------------------------------------------
exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Property is located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Trustee or Beneficiary may, either personally or by agent or attorney in fact, enter upon and take possession of the Property and may manage, rent or lease the Property or any portion thereof upon such terms as Beneficiary may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Trustee is hereby further authorized and. empowered, either after or without such entry, to sell and dispose of the Property en masse or in separate parcels (as Trustee may think best), and all the right, title and interest of Grantor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (GRANTOR HEREBY EXPRESSLY WAIVES
                                               --------------------------------
ANY RIGHT TO A HEARING PRIOR TO SUCH SALE), and to issue, execute and deliver a
------------------------------------------
deed of conveyance, all as then may be provided by law; and Trustee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising the Property and of making said sale, and attorneys' fees as herein provided, pay to Beneficiary or the legal holder of the Indebtedness the amount thereof, including all sums advanced or expended by Beneficiary or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Grantor, the heirs, successors and assigns of Grantor, and all other persons claiming the Property aforesaid, or any part thereof, by, from, through or under Grantor.
The legal holder of the Indebtedness may purchase the Property or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

Due on Sale.  The present ownership and management of the Property is a material
-----------
consideration to Beneficiary in making the loan secured by this instrument, and, except as provided in provision hereof entitled "Partial Release", Grantor shall
                                                 ---------------
not (i) convey title to all or any part of the Property or (ii) enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Property which gives a purchaser possession of, or income from, the Property prior to a transfer of title to all or any part of the Property ("Contract to Convey"), and CarrAmerica Realty Corporation, a Maryland corporation (the "REIT") shall not convey or enter into any contract to convey its interest in Grantor.

Financial Statements.  Grantor agrees to furnish to Beneficiary, at Grantor's
--------------------
expense and within ninety (90) days after the close of each fiscal year ("Financial Statements Due Date"), the following:

     (A) Annual audited financial statements for Grantor (unless such statements are consolidated with the audited financial statements of the REIT) and annual audited financial statements for the REIT (collectively, the "Statements"), prepared in accordance with generally accepted accounting principles by a "Big 5" firm or such other certified public accountant reasonably satisfactory to Beneficiary; and

     (B) Annual operating statements for each Project, including a detailed line item breakdown of all operating expenses and a separate supplemental schedule listing the capitalized costs associated with tenant improvements, lease commissions and capital improvements (collectively referred to herein as the "Property Statements");

     (C)  A current rent roll (the "Rent Roll");

     (D A certification (the "Certification") by a senior officer of the general partner of Grantor stating that the Property Statements and Rent Roll are true and correct and the Property Statements have been prepared in accordance with generally accepted accounting principles; and

     (E) A copy of each lease (the "Leases") for space in excess of 10,000 rentable square feet of space at the Property executed during the immediately preceding fiscal year.

Grantor acknowledges that Beneficiary requires the Statements, Property Statements, Rent Roll, Leases and Certification in order to record accurately the value of the Property for financial and regulatory reporting.

If Grantor does not furnish or cause to be furnished the Statements, Property Statements, Rent Roll, Leases and Certification to Beneficiary by the Financial Statements Due Date, within 30 days after Beneficiary shall have given written notice to Grantor that the Statements, Property Statements, Rent Roll, Leases and/or Certification have not been received as required,

     (x) interest on the unpaid principal balance of the Indebtedness shall as of the Financial Statements Due Date, accrue and become payable at a rate equal to the sum of the Interest Rate (as defined the Note) plus one percent (1%) per annum (the "Increased Rate"); and

     (y) Beneficiary may elect to obtain an independent appraisal and audit of the Property at Grantor's expense, and Grantor agrees that it will, upon request, promptly make Grantor's books and records regarding the Property available to Beneficiary and the person(s) performing the appraisal and audit (which obligation Grantor agrees can be specifically enforced by Beneficiary).

The amount of the payments due under the Note during the time in which the Increased Rate shall be in effect shall be changed to an amount which, prior to the Amortization Period Commencement Date (as defined in the Note), reflects the Increased Rate and which, after the Amortization Period Commencement Date, is sufficient to amortize the then unpaid principal balance at the Increased Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date (as defined in the Note). Interest shall continue to accrue and be due and payable monthly at the Increased Rate until the Statements, Property Statements, Rent Roll, Leases and Certification shall be furnished to Beneficiary as required. Commencing on the date on which the Statements, Property Statements, Rent Roll, Leases and Certification are received by Beneficiary, interest on the unpaid principal balance shall again accrue at the Interest Rate and the payments due thereafter shall be changed to an amount which prior to the Amortization Period Commencement Date, reflects interest at the Interest Rate and which, after the Amortization Period Commencement Date, is sufficient to amortize the then unpaid principal balance at the Interest Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date.

Notwithstanding the foregoing, Beneficiary shall have the right to conduct an independent audit at its own expense at any time, upon thirty (30) days prior notice to Grantor, but not more than once annually unless an Event of Default exists.

Partial Releases.  Upon written request from each obligor of the Note, a Project
----------------
(a "Released Project") shall be released from the lien of this instrument, provided there then exists no Event of Default and subject to the following:

     1)   Payment of a $10,000.00 service fee for each release.

     2) Payment toward the unpaid principal balance of the Note due at final maturity in an amount equal to (i) the current outstanding principal balance of the Note less the Supportable Loan Amount, (ii) 1.10 times the Allocated Loan Amount for the Project to be released, or (iii) a lesser amount determined by Beneficiary, whichever of (i), (ii) or
          (iii) Beneficiary shall choose.

     3)   Payment of a Partial Prepayment (as defined in the Note) fee.

As used herein "Supportable Loan Amount" means an amount equal to the Net Income Available for Debt Service divided by the product of (i) an annual loan constant of 0.0926 and (ii) 1.30.

For purpose of this provision, "Net Income Available for Debt Service" means audited net income from the Remaining Property, determined in accordance with generally accepted accounting principles, from the last full fiscal period plus the following:

     A) interest on indebtedness secured by any portion of the Property for such fiscal period allocable to the Remaining Property;

     B) depreciation, if any, of fixed assets at or constituting the Remaining Property for such fiscal period;

     C) amortization, if any, of standard tenant finish expenditures at the Remaining Property (but specifically excluding the amortization of
                                               ---------
          tenant finish expenditures by Grantor in excess of $30.00 per square foot for new tenants and $15.00 per square foot for renewal tenants (i.e., above standard tenant finishes), free rent and rent concessions); and

     D) amortization of costs incurred in connection with any indebtedness secured by any portion of the Remaining Property and leasing commissions which have been prepaid; and

less the following:

     E) a replacement reserve for future tenant improvements, leasing commissions and structural items based on not less than $3.10 per annum per rentable square foot of the Remaining Property;

     F) the amount, if any, by which actual gross income during such fiscal period exceeds that which would have been earned from the rental of 93% of the gross leasable area in the Remaining Property;

     G) the amount, if any, by which the actual management fee is less than 3% of gross revenue from the Remaining Property during such fiscal period;

     H) the amount, if any, by which the actual real estate taxes are less than $3.75 per square foot of the Remaining Property per annum; and


     I) the amount, if any, by which total actual operating expenses, excluding real estate taxes and replacement reserves, are less than $7.50 per square foot of the Remaining Property per annum.

All adjustments to net income referred to above in clauses (A) through (I) shall be calculated in a manner satisfactory to Beneficiary.

As used herein, "Remaining Property" means the Property less the Project to be released.

For purposes of this provision, any required allocation of any adjustment to net income [including the interest adjustment in clause (A)] shall be based on the "Allocated Proportionate Share" for each Project, which shall be defined as follows:

     ---------------------------------------------------------------------
                                                            ALLOCATED
                      PROJECT                            PROPORTIONATE
                                                              SHARE
     ---------------------------------------------------------------------
     International Square Project                            79.46%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
     1730 Pennsylvania Avenue Project                        20.54%
     ---------------------------------------------------------------------

As used herein, the "Allocated Loan Amount" for any Project means the product of the Allocated Proportionate Share and the outstanding principal balance of the Note.

Tenants Using Chlorinated Solvents.  Grantor covenants not to lease any of the
----------------------------------
Property, without the prior written consent of Beneficiary, to (i) dry cleaning operations that perform dry cleaning on site with chlorinated solvents or (ii) any other tenants that use chlorinated solvents in the operation of their business.

Readiness Status Report.  Grantor agrees that it will comply with its report
-----------------------
with respect to the Property's Year 2000 compliance reports furnished to Beneficiary prior to the date hereof (the "Readiness Status Report") in all material respects. Notwithstanding anything to the contrary herein, any equipment failure that does not have a material impact on the operations of the Property or that does not impact the rental income of the Property shall not constitute a breach of this provision.

Deposits by Grantor.  To assure the timely payment of real estate taxes and
-------------------
special assessments (including personal property taxes. if appropriate), Beneficiary shall have the option, upon the occurrence of an Event of Default, to require Grantor to deposit funds with Beneficiary in monthly or other periodic installments in amounts estimated by Beneficiary from time to time sufficient to pay real estate taxes and special assessments as they become due. If at any time the funds so held by Beneficiary shall be insufficient to pay any of said expenses, Grantor shall, upon receipt of notice thereof, immediately deposit such additional funds as may be necessary to remove the deficiency. All funds so deposited shall be irrevocably appropriated to Beneficiary to be applied to the payment of such real estate taxes and special assessments and, at the option of Beneficiary after default, the Indebtedness.

Liens Discharged by Proceeds.  Beneficiary shall be subrogated to the lien of
----------------------------
any and all prior encumbrances, liens or charges paid and discharged from the proceeds of the Note, and even though said prior liens have been released of record, the repayment of the Note shall be secured by such liens on the portion of the Property affected thereby to the extent of such payments, respectively.

Modification of Terms.  Without affecting the liability of Grantor or any other
---------------------
person (except any person expressly released in writing) for payment of the Indebtedness or for performance of any obligation contained herein and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may. at any tune and from time to time, either before or after the maturity of the Note, without notice or consent: (i) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation; (ii) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (iii) exercise or refrain from exercising or waive any right Beneficiary may have; (iv) accept additional security of any kind; (v) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Property.

Exercise of Options.  Whenever, by the terms of this instrument, of the Note or
-------------------
any of the other Loan Documents, Beneficiary is given any option, such option may be exercised when the right accrues, or at any time thereafter, and no acceptance by Beneficiary of payment of Indebtedness in default shall constitute a waiver of any default then existing and continuing or thereafter occurring.

Nature and Succession of Agreements.  Each of the provisions, covenants and
-----------------------------------
agreements contained herein shall inure to the benefit of, and be binding on, the successors, grantees, and assigns of the parties hereto, respectively, and the term "Beneficiary" shall include the owner and holder of the Note.

Legal Enforceability.  No provision of this instrument, the Note or any other
--------------------
Loan Documents shall require the payment of interest or other obligation in excess of the maximum permitted by law. If any such excess payment is provided for in any Loan Documents or shall be adjudicated to be so provided, the provisions of this paragraph shall govern and Grantor shall not be obligated to pay the amount of such interest or other obligation to the extent that it is in excess of the amount permitted by law.

Limitation of Liability.  Notwithstanding any provision contained herein to the
-----------------------
contrary, the personal liability of the partners in Grantor shall be limited as provided in the Note.

Captions.  The captions contained herein are for convenience and reference only
--------
and in no way define, limit or describe the scope or intent of, or in any way affect this instrument.

Governing Law.  This instrument, the interpretation hereof and the rights,
-------------
obligations, duties and liabilities hereunder shall be governed and controlled by the laws of the District of Columbia.

Commitment Superseded.  The provisions of the Loan Documents replace and
---------------------
supersede in their entirety the provisions of the Application for Mortgage Loan dated March 1, 1999 for Carr Realty, L.P., as accepted by Beneficiary on March 15, 1999.

IN WITNESS WHEREOF, Carr Realty, L.P., a Delaware limited partnership, as Grantor, has executed this instrument through its general partner, CarrAmerica Realty Corporation, a Maryland corporation, which has caused this instrument as of the date and year first written above to be executed by Paul R. Adkins, its Senior Vice President, and attested by Linda A. Madrid, its ____________________
---------------------
Secretary, and its corporate seal affixed and acknowledges this instrument as its act and deed.

                                        CARR REALTY, L.P., a Delaware limited
                                        partnership

                                        By:  CarrAmerica Realty Corporation, a
                                              Maryland Corporation, the general
                                              partner

                                        By:  /s/ Paul R. Adkins
                                            -----------------------------
(corporate seal)                        Name:    Paul R. Adkins
                                              ---------------------------
                                        Title:   Senior Vice President
                                               --------------------------
                                        Attest:  /s/ Linda A. Madrid
                                                -------------------------

STATE OF                 )
                         )ss.
COUNTY OF                )

          or

DISTRICT OF COLUMBIA, to wit:


This instrument was acknowledged before me on March 18, 2000, by Paul R. Adkins and Linda A. Madrid, as Senior Vice President and Secretary, respectively, of CarrAmerica Realty Corporation, a Maryland corporation, the general partner of CARR REALTY, L.P., a Delaware limited partnership.

                                         /s/ Alice Anne Arth
                                         -----------------------------
                                         Notary Public

(Notarial Seal)                          My commission expires:

                                      My Commission Expires April 30, 2003


This instrument was prepared by Frederick W. Bessette, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.